PROSPECTUS

June 29, 2020

Siren ETF Trust

SIREN LARGE CAP BLEND INDEX ETF

SPQQ

EXCHANGE: The NASDAQ Stock Market, LLC

INVESTMENT ADVISER:

SRN ADVISORS, LLC

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of your shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

TABLE OF CONTENTS

Siren Large Cap Blend Index ETF	1
Investment Objective	1
Fund Fees and Expenses	1
Example	1
Portfolio Turnover	1
Principal Investment Strategy	1
Principal Risks	2
Performance Information	4
Investment Adviser	4
Portfolio Manager	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments To Broker-Dealers and Other Financial Intermediaries	5
More Information About the Fund	6
Information About Portfolio Holdings	9
Investment Adviser and Portfolio Manager	9
Purchasing and Selling Fund Shares	10
Dividends and Distributions	11
Taxes	12
Distribution of Fund Shares	14
Investments by Registered Investment Companies	15
Index/Trademark Licenses/Disclaimers	15
Financial Highlights	15
How to Obtain More Information About the Fund	Back Cover

Siren Large Cap Blend Index ETF

Investment Objective

The Siren Large Cap Blend Index ETF (the ‘‘Fund’’) seeks investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the Siren Large Cap Blend Index (the “Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The fees are expressed as a percentage of the Fund’s average daily net assets. This table and the Example below do not include other fees, such as brokerage commissions, that investors may pay on their purchases and sales of Fund shares. If these other fees were included in the table and the Example, the costs shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.20%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.20%

[1]	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years
$20	$64

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or ‘‘turns over’’ its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategy

The Fund pursues its investment objective by investing its assets in the Index constituents. The Index’s construction begins by identifying two universes of stocks:

•	one consisting of the stock of the 500 largest U.S. companies by market capitalization, including real estate investment trusts (“REITs”), listed on U.S. exchanges (“Universe One”), and

•	one consisting of the stock of the 100 largest U.S. and non-U.S. companies by market capitalization, except for financial companies, listed on the NASDAQ Global Select Market or NASDAQ Global Market (“Universe Two”).

The Index then selects the 30 largest companies from each Universe by market capitalization and weights each company equally. A company that qualifies for inclusion in each Universe will be weighted twice as heavily in the Index than a company that qualifies for inclusion in one Universe. Financial companies excluded from Universe Two generally are those that operate in the banking, insurance, real estate and financial services sectors. The Index may include American Depositary Receipts (“ADRs”) of non-U.S. companies, which generally will be located in developed countries. The Index is reconstituted annually and rebalanced quarterly. The Index was developed by Reality Shares, Inc. (the “Index Provider”).

Under normal circumstances, the Fund generally will replicate the Index by investing in all of the securities in the Index in proportion to their weighting in the Index. However, the Fund may invest in a representative sample of the Index if replicating the Index could be detrimental or disadvantageous to shareholders, such as when it is difficult or substantially expensive to compile a portfolio of securities to replicate the Index, if a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.

To the extent the Index is focused in a particular sector, the Fund necessarily will be focused in that sector. As of the date of this prospectus, the Index had significant exposure to the Communications, Financials and Technology sectors. The sectors in which the Index components, and thus the Fund’s investments, may be focused will vary as the composition of the Index changes over time. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”) and, accordingly, may invest a relatively high percentage of its assets in a limited number of issuers.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of large capitalization companies included in the Index. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund considers large capitalization companies to be those with market capitalizations of at least $6 billion. As of the date of this prospectus, the market capitalizations of the companies included in the Index ranged from $63.7 billion to $1.5 trillion.

Principal Risks

As with all investments, the value of your investment in the Fund can be expected to go up or down. You can lose money on your investment in the Fund, including the possible loss of the entire principal amount of your investment. The principal risk factors affecting your investments in the Fund are set forth below. Each of these factors could cause the value of an investment in the Fund to decline over short- or long-term periods.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Sector Risk — The Fund is subject to the following Sector Risks:

Communications Sector Risk. Communications Sector Risk is the risk that the securities of, or financial instruments tied to the performance of, issuers in the Communications Sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the Communications Sector (“Communications Companies”), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communications Sector. The prices of the securities of Communications Companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of Communications Companies in their primary markets.

Financials Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, thrifts and mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. It also includes Financial Exchanges and Data and Mortgage Real Estate Investment Trusts. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition.

Technology Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Technology Sector. The Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Technology Sector. The prices of the securities of companies operating in the Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.

Market Trading Risk — The Fund is an exchange-traded fund (“ETF”), and as with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Fund share typically will approximate its net asset value (“NAV”), there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy Fund shares on the secondary market, and you may receive more or less than NAV when you sell those shares. Although the Fund’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads. Trading of the Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). In times of market stress, the Fund’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the Fund’s shares and/or lead to more significant differences between the Fund’s market price and its NAV.

Passive Strategy Risk — The Fund is not actively managed. Rather, the Fund attempts to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund will hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Tracking Error Risk — Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences (including differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Index or the costs of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

3

Index-Related Risk — Errors in index data, index computations and/or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its shareholders and any losses or costs resulting from Index Provider errors will be borne by the Fund and its shareholders.

New Fund Risk — The Fund is newly organized with limited operating history and there can be no assurance that the Fund will grow to or maintain sufficient assets to achieve investment and trading efficiencies.

Non-Diversification Risk — The Fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than when the Fund’s invested assets are diversified.

Foreign Investment Risk — The Fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the Fund. To the extent securities held by the Fund trade in a market that is closed when the exchange on which the Fund’s shares trade is open, there may be deviations between the current price of a security and the last quoted price for the security in the closed foreign market. These deviations could result in the Fund’s shares trading at a premium or discount to the Fund’s NAV, and these premiums or discounts may be greater than those of ETFs that invest solely in domestic securities.

Depositary Receipt Risk — ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR.

Performance Information

The Fund is new and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund's performance primarily to a broad measure of market performance. Updated performance information is available on the Fund’s website at www.sirenetfs.com or by calling (866) 829-5457.

Investment Adviser

SRN Advisors, LLC serves as the investment adviser to the Fund.

4

Portfolio Manager

Scott Freeze, President of the Adviser, has served as portfolio manager of the Fund since its inception in 2020.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) shares to certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of 25,000 shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated basket of in-kind securities and/or cash.

Individual Fund shares may only be purchased and sold on The NASDAQ Stock Market, LLC (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value (“NAV”), shares may trade at a price greater than NAV (premium) or less than NAV (discount). Most investors will incur customary brokerage commissions or other charges when buying or selling shares of the Fund through a broker-dealer. Investors also may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV per share, market price, premium or discount and bid-ask spread is available on the Fund’s website at www.sirenetfs.com.

Tax Information

The Fund’s distributions are taxable and generally will be taxed as ordinary income or capital gains, unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investment through such accounts may be subject to taxation upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

More Information About the Fund

Investment Objective and Principal Investment Strategies

More Information About the Fund’s Investment Objective

The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

Temporary Defensive Measures

The Adviser does not engage in temporary defensive investing with respect to the Fund. The Adviser keeps the Fund’s assets fully invested in all market environments. As a result, the Fund may be more vulnerable to market movements that are adverse to the Fund’s investment objective than funds that engage in temporary defensive investing strategies. The Adviser monitors the Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.

Additional Investments

This prospectus describes the Fund’s principal investment strategies and risks, and the Fund will normally invest in the types of instruments described in this prospectus. In addition to the instruments and strategies described in this prospectus, the Fund may invest in other instruments, or use other investment strategies to a lesser extent. These instruments and strategies are described in detail in the Fund’s Statement of Additional Information (the “SAI”) (for information on how to obtain a copy of the SAI see the back cover of this prospectus).

As with all investments, there is no guarantee that the Fund will achieve its investment objective.

Risks

Principal Risks

Investing involves risk. There is no guarantee that the Fund will achieve its goals. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. This section provides additional information regarding the principal risks described under “Principal Risks” in the Fund Summary.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The Fund’s NAV per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Large Capitalization Risk — If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

6

Investment Style Risk — Investment style risk is the risk that the Fund's investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. By investing in REITs indirectly through a Fund, shareholders will not only bear the proportionate share of the expenses of the Fund, but will also, indirectly, bear similar expenses of underlying REITs. The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants.

Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Sector Focus Risk — The Fund may focus its investments in a limited number of issuers conducting business in the same sector. To the extent that the Fund’s investments are focused in issuers conducting business in the same sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that sector, which may adversely affect the Fund’s performance. For information regarding the Fund’s sector focus, please see the summary of the Fund’s principal risks in the “Principal Risks” section of this prospectus.

Market Trading Risk — As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Fund share typically will approximate its NAV, there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy Fund shares on the secondary market, and you may receive more or less than NAV when you sell those shares. In times of market stress, the Fund’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the Fund’s shares and/or lead to more significant differences between the Fund’s market price and its NAV.

Although the Fund’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads (discussed in further detail below). Trading of the Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage).

Active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Similar to shares of other issuers listed on a stock exchange, shares of the Fund may be sold short and are therefore subject to the risk of increased volatility in the trading price of the Fund’s shares. While the Fund expects that Authorized Participants’ ability to create and redeem Fund shares at NAV will be effective in reducing any such volatility, there is no guarantee that it will eliminate the volatility associated with short sales.

Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread;” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund’s spread may also be impacted by market volatility generally and the liquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.

7

Passive Investment Risk — The Fund is not actively managed and may be affected by a general decline in market segments related to the Index. The Fund invests in securities included in, or representative of, the Index, regardless of their investment merits. The Adviser generally does not attempt to invest the Fund's assets in defensive positions under any market conditions, including declining markets.

Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Index-Related Risk — The Fund seeks to achieve investment results that correspond (before fees and expenses) generally to the performance of the Index, as published by the Index Provider. There is no assurance that the Index Provider or any agents that may act on its behalf will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Index or its related data, and they do not guarantee that the Index will be in line with the Index Provider’s methodology. The Adviser’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider to the Adviser. The Adviser does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its shareholders and any losses or costs resulting from Index Provider errors will be borne by the Fund and its shareholders.

New Fund Risk — The Fund is newly organized with limited operating history. The Fund has limited performance history for investors to evaluate and may not attract sufficient assets to achieve investment and trading efficiencies. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the board of trustees may determine to liquidate the Fund, which can be initiated without shareholder approval if the board determines it is in the best interest of shareholders. As a result, the timing of the Fund’s liquidation may not be favorable to certain individual shareholders.

Non-Diversification Risk — The Fund is non-diversified and, therefore, may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than when the fund’s invested assets are diversified.

8

Foreign Investment Risk — The Fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the Fund. To the extent securities held by the Fund trade in a market that is closed when the exchange on which the Fund’s shares trade is open, there may be deviations between the current price of a security and the last quoted price for the security in the closed foreign market. These deviations could result in the Fund’s shares trading at a premium or discount to the Fund’s NAV, and these premiums or discounts may be greater than those of ETFs that invest solely in domestic securities.

Depositary Receipt Risk — ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR.

Non-Principal Risk

In addition to the principal risks described above and unless stated above as a principal risk, the Fund is subject to the following additional risk that is not anticipated to be a principal risk of investing in the Fund:

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk — The Fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Information about Portfolio Holdings

Information about the Fund’s daily portfolio holdings is available at www.sirenetfs.com. In addition, a description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the Fund’s SAI.

Investment Adviser and Portfolio Manager

Investment Adviser

SRN Advisors, LLC serves as the investment adviser to the Fund. The Adviser’s principal place of business is located at 2600 Philmont Avenue, Suite 215, Huntingdon Valley, Pennsylvania 19006.

9

The Adviser has served as the investment adviser of the Fund since its inception in 2020. Subject to the supervision of the Board of Trustees (the “Board”) of Siren ETF Trust (the “Trust”) and pursuant to the terms of an investment advisory agreement between the Trust and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for the general management and administration of the Fund and the day-to-day management of the Fund’s investment program. The Fund is new and commenced operations in 2020. For its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of the average daily net assets of the Fund, as set forth below:

Fund	Advisory Fee
Siren Large Cap Blend Index ETF	0.20%

Under the Investment Advisory Agreement for the Fund, the Adviser is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. The Adviser is not responsible for, and the Fund will bear the cost of, interest expense, taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, dividends and expenses associated with securities sold short, non-routine expenses and fees and expenses paid by the Trust under any plan adopted pursuant to Rule 12b-1 under the 1940 Act.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement for the Fund will be available in the Fund’s semi-annual report to shareholders dated September 30, 2020, which will cover the period from the Fund’s commencement of operations to September 30, 2020.

Portfolio Manager

Scott Freeze, President of the Adviser, serves as portfolio manager of the Fund. Mr. Freeze has been involved with ETFs since entering the financial services industry in the 1990s. Mr. Freeze founded the Adviser in 2019. Prior to founding the Adviser, he worked for The Vanguard Group as a Supervisor for Vanguard Brokerage Services before moving to Croix Securities in 2002 to develop an automated trading platform. Mr. Freeze worked at Knight Capital from 2003 to 2005 on the program/ETF desk and Miller Tabak from 2005 to 2008. Mr. Freeze founded Street One Financial in September 2009 to service institutional advisers with their ETF executions.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and his ownership, if any, of securities in the Fund.

Purchasing and Selling Fund Shares

Fund shares are listed for secondary trading on the Exchange and individual Fund shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. An exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Fund shares in the secondary market, you will pay the secondary market price for Fund shares. In addition, you may incur customary brokerage commissions and charges and may pay a bid-ask spread.

The trading prices of Fund shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the Fund’s NAV, which is calculated at the end of each business day (normally 4:00 p.m. Eastern time). Fund shares will trade on an exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily NAV of Fund shares. The trading prices of Fund shares may deviate significantly from the Fund’s NAV during periods of market volatility.

10

The NAV of the Fund’s shares is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. In calculating NAV, the Fund will value its assets at the current market prices when current market prices are readily available. If the market price for an asset is unavailable or the Fund believes that it is unreliable, such as when an asset’s value has been materially affected by events occurring after the relevant market closes, the Fund prices those assets at fair value as determined in good faith using methods approved by the Board. Additional information on the method used to value the Fund’s shares can be found in the “Determination of Net Asset Value” section of the SAI.

The Fund does not impose any restrictions on the frequency of purchases and redemptions; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund’s investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Fund shares are issued and redeemed only in large quantities of shares known as Creation Units, available only from the Fund directly, and that most trading in the Fund occurs on exchanges at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders or (b) any attempts to market time the Fund by shareholders would result in negative impact to the Fund or its shareholders.

Dividends and Distributions

The Fund intends to distribute its net investment income, if any, at least annually and make distributions of its net realized capital gains, if any, annually. Brokers may make available to their customers who also are Fund shareholders the Depository Trust Company book-entry reinvestment service. You should contact your broker to determine the availability and costs of this service. Brokers may require you to adhere to specific procedures and timetables. If this service is available and used, distributions of both income (which may include a return of capital) and net realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market. Without this service, you would receive your distributions in cash.

11

Taxes

The following is a summary of some important U.S. federal income tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

The Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to a regulated investment company, such as the Fund. The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult your own tax advisor regarding how the Tax Act affects your investment in the Fund.

Tax Status of the Fund

The Fund intends to qualify for the special tax treatment afforded to a regulated investment company (“RIC”) under the Code. If the Fund meets certain minimum distribution requirements, as a RIC it is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, if the Fund fails to qualify as a RIC or to meet minimum distribution requirements it would result in fund-level taxation (if certain relief provisions were not available) and consequently a reduction in income available for distribution to shareholders.

Unless you are a tax-exempt entity or your investment in Fund shares is made through a tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions, you sell Fund shares and you purchase or redeem Creation Units (institutional investors only).

Tax Status of Distributions

•	The Fund intends to distribute each year substantially all of its net investment income and net capital gains income.

•	Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

•	The income dividends you receive from the Fund may be taxed as either ordinary income or “qualified dividend income.” Dividends that are reported by the Fund as qualified dividend income are generally taxable to non-corporate shareholders at a maximum tax rate currently set at 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income generally is income derived from dividends paid to the Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. For such dividends to be taxed as qualified dividend income to a non-corporate shareholder, the Fund must satisfy certain holding period requirements with respect to the underlying stock and the non-corporate shareholder must satisfy holding period requirements with respect to his or her ownership of the Fund’s shares. Holding periods may be suspended for these purposes for stock that is hedged. Certain of the Fund’s investment strategies may limit its ability to distribute dividends eligible to be treated as qualified dividend income.

12

•	Distributions from the Fund’s short-term capital gains are generally taxable as ordinary income. Distributions from the Fund’s net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable as long-term capital gains regardless of how long you have owned your shares. For non-corporate shareholders, long-term capital gains are generally taxable at a maximum tax rate currently set at 20% (lower rates apply to individuals in lower tax brackets).

•	U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including certain capital gain distributions and capital gains realized on the sale of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

•	Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. Certain of the Fund’s investment strategies may limit its ability to distribute dividends eligible for the dividends-received deduction for corporations.

•	Distributions paid in January but declared by the Fund in October, November or December of the previous year payable to shareholders of record in such a month may be taxable to you in the previous year.

•	You should note that if you purchase shares of the Fund just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and generally should be avoided by taxable investors.

•	The Fund (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income, and net capital gain distributions shortly after the close of each calendar year.

Tax Status of Share Transactions

Each sale of shares of the Fund or redemption of Creation Units will generally be a taxable event. Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than twelve months. Any capital gain or loss realized upon a sale of shares of the Fund held for twelve months or less is generally treated as short-term gain or loss. Any capital loss on the sale of shares of the Fund held for six months or less is treated as long-term capital loss to the extent distributions of long-term capital gain were paid (or treated as paid) with respect to such shares. Any loss realized on a sale will be disallowed to the extent shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares.

13

A person who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between (i) the market value of the Creation Units at the time of the exchange plus any cash received in the exchange and (ii) the exchanger’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between (i) the exchanger’s basis in the Creation Units and (ii) the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service, however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position.

The Fund may include cash when paying the redemption price for Creation Units in addition to, or in place of, the delivery of a basket of securities. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used.

Non-U.S. Investors

If you are a nonresident alien individual or a foreign corporation, trust or estate, (i) the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, but (ii) gains from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty.

Backup Withholding

The Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential U.S. federal income tax consequences of an investment in the Fund under all applicable tax laws.

Distribution of Fund Shares

Distributor

Foreside Financial Services, LLC (the “Distributor”) serves as distributor of the Fund. The Distributor does not distribute fund shares in less than creation units, nor does it maintain a secondary market in fund shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of creation units of fund shares.

14

Distribution and Service Plan

The Board has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay fees in connection with the sale and distribution of the Fund’s shares in an amount up to 0.25% of the Fund’s average daily net assets each year. The implementation of any such payments would have to be approved by the Board prior to implementation. Because these fees would be paid out of the Fund’s assets on an ongoing basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more over time.

Investments by Other Investment Companies

The Fund is an investment company registered under the 1940 Act, and the acquisition of its shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by SEC rules or in an SEC exemptive order allowing investment companies to invest in Fund shares beyond the limits of Section 12(d)(1), subject to certain terms and conditions.

Index/Trademark Licenses/Disclaimers

The Index Provider is not affiliated with the Trust, the Adviser or any of their respective affiliates. The Adviser (Licensee) has entered into license agreements with the Index Provider pursuant to which the Adviser pays a fee to use the Index. The Adviser is sub-licensing rights to the Index to the Fund at no charge.

Reality Shares and the Siren Large Cap Blend Index are trademarks of Reality Shares, Inc. (“Licensor”) and have been licensed for use by SRN Advisors, LLC (“Licensee”). Licensee’s Siren Large Cap Blend Index Fund is not sponsored, endorsed, sold or promoted by Licensor, and Licensor makes no representation regarding the advisability of trading in such product.

The Adviser does not guarantee the quality, accuracy and/or the completeness of the Index or any data included therein and the Adviser shall have no liability for any errors, omissions or interruptions therein.

Financial Highlights

Because the Fund has not commenced operations as of the date of this prospectus, financial highlights are not available.

15

Siren ETF Trust

Investment Adviser

SRN Advisors, LLC

2600 Philmont Avenue, Suite 215

Huntingdon Valley, Pennsylvania 19006

Distributor

Foreside Financial Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

More information about the Fund is available, without charge, through the following:

Statement of Additional Information (the “SAI”): The SAI, dated June 29, 2020, includes detailed information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: These reports list the Fund’s holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	(866) 829-5457

By Mail:	2600 Philmont Avenue, Suite 215, Huntingdon Valley, Pennsylvania 19006

By Internet:	www.sirenetfs.com

From the SEC: You can obtain reports as well as other information about the Fund from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act registration number is 811-23502.

Siren ETF Trust

Statement of Additional Information

Dated June 29, 2020

	Principal U.S. Listing Exchange	Ticker Symbol
Siren Large Cap Blend Index ETF	The NASDAQ Stock Market, LLC	SPQQ

SRN Advisors, LLC (“the Adviser”) serves as investment adviser to the Fund.

This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of the Siren ETF Trust (the “Trust”) and the Siren Large Cap Blend Index ETF (the “Fund”). This SAI is incorporated by reference into and should be read in conjunction with the Fund’s prospectus dated June 29, 2020 (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. Shareholders may obtain copies of the Fund’s Prospectus and, when available, Annual Report and Semi-Annual Report, free of charge by writing to the Trust at 2600 Philmont Avenue, Suite 215, Huntingdon Valley, Pennsylvania 19006, or by calling the Trust at (866) 829-5457.

TABLE OF CONTENTS

GLOSSARY OF TERMS	3
GENERAL INFORMATION ABOUT THE TRUST	4
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS	4
INVESTMENT LIMITATIONS	30
CONTINUOUS OFFERING	32
EXCHANGE LISTING AND TRADING	32
THE ADVISER	33
THE PORTFOLIO MANAGER	34
THE ADMINISTRATOR AND TRANSFER AGENT	34
THE CUSTODIAN	35
THE DISTRIBUTOR	35
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35
LEGAL COUNSEL	35
TRUSTEES AND OFFICERS OF THE TRUST	35
PAYMENTS TO FINANCIAL INTERMEDIARIES	40
BOOK ENTRY ONLY SYSTEM	41
PURCHASE AND REDEMPTION OF CREATION UNITS	42
DETERMINATION OF NET ASSET VALUE	48
PROXY VOTING POLICIES AND PROCEDURES	49
TAXES	49
BROKERAGE TRANSACTIONS	55
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	57
ADDITIONAL INFORMATION CONCERNING THE TRUST	58
LIMITATION OF TRUSTEES’ LIABILITY	58
CODES OF ETHICS	58
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	59
FINANCIAL STATEMENTS	59
APPENDIX A – DESCRIPTION OF RATINGS	A-1
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	B-1

GLOSSARY OF TERMS

The following terms are used throughout this SAI, and have the meanings set forth below. Any terms used but not defined herein have the meaning ascribed to them in the Fund’s Prospectus or as otherwise defined in this SAI.

Term	Definition
1933 Act	Securities Act of 1933, as amended
1940 Act	Investment Company Act of 1940, as amended
ADRs	American Depositary Receipts
Board	The Trust’s Board of Trustees
CDRs	Continental Depositary Receipts
CFTC	Commodities Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
Confidential Information	Material, non-public information
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protections Act
EDRs	European Depositary Receipts
ETFs	Exchange-Traded Funds
ETNs	Exchange-Traded Notes
ETPs	Exchange-Traded Products
EU	European Union
Fannie Mae	Federal National Mortgage Association
FHA	Federal Housing Administration
Freddie Mac	Federal Home Loan Mortgage Corporation
GDRs	Global Depositary Receipts
GNMA	Government National Mortgage Association
IFA	Insurance Funding Agreement
IRS	Internal Revenue Service
LIBOR	London Interbank Offered Rate
Moody’s	Moody’s Investors Service, Inc.
NAV	Net Asset Value
NDFs	Non-Deliverable Forwards
NRSRO	Nationally Recognized Statistical Rating Organization
OTC	Over-the-Counter
PIPEs	Private Investments in Public Equity
REITs	Real Estate Investment Trusts
REMICs	Real Estate Mortgage Investment Conduits
REOCs	Real Estate Operating Companies
RIC	Regulated Investment Company
S&P	Standard & Poor’s Rating Group
SEC	U.S. Securities and Exchange Commission
STRIPS	Separately Traded Registered Interest and Principal Securities
TRs	Treasury Receipts
UK	United Kingdom

GENERAL INFORMATION ABOUT THE TRUST

The Trust was organized as a Delaware statutory trust on October 25, 2019. The Trust is an open-end management investment company registered under the 1940 Act that currently consists of one investment portfolio (i.e., fund). The Trust is permitted to offer separate funds and different classes of shares, and additional funds and classes of shares may be created from time to time. Each Fund will have its own assets and liabilities. All payments received by the Trust for shares of the Fund belong to the Fund.

The shares of the Fund are listed on The NASDAQ Stock Market, LLC (the “Exchange”). The shares of the Fund will trade on the Exchange, and other secondary markets, at market prices that may be below, at, or above the NAV of the Fund. The Fund issues and redeems shares at NAV only in aggregated lots of 25,000 shares or more (each, a “Creation Unit”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. The Fund seeks investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the Siren Large Cap Blend Index (the “Index”).

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices of the Fund, including those discussed in the Prospectus and the associated risk factors. The Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of the Adviser, such investments or investment practices will be advantageous to the Fund. The Fund is free to reduce or eliminate its activity in any of these areas. The Adviser may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund’s stated investment policies, including those stated below. There is no assurance that any of these strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund’s investment objective.

AMERICAN DEPOSITARY RECEIPTS—ADRs, as well as other “hybrid” forms of ADRs, including EDRs, CDRs and GDRs, are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored and sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer. Typically, however, the depositary requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depositary and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depositary and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

COMMERCIAL PAPER—Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance generally not exceeding 270 days. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

COMMODITY INVESTMENTS—The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative instruments, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, agricultural or meat products or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The Adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative instruments may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. For example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase in value. Of course, there cannot be any guarantee that these investments will perform in the same manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. In general, commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodity prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

Commodity-linked derivative instruments in which the Fund invests may not produce "qualifying income" for purposes of the Qualifying Income Test (as defined below in the section titled “Taxes”), which must be met in order for the Fund to maintain its status as a RIC under the Code. To the extent the Fund invests in commodity-linked derivative instruments directly, the Fund will seek to restrict the resulting income from such instruments so that, when combined with its other non-qualifying income, the Fund’s non-qualifying income is less than 10% of its gross income. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the Qualifying Income Test, or may not be able to accurately predict the non-qualifying income from these investments. Accordingly, the extent to which the Fund invests in commodities or commodity-linked derivative instruments directly may be limited by the Qualifying Income Test, which the Fund must continue to satisfy to maintain its status as a RIC. Failure to comply with the Qualifying Income Test would have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the Qualifying Income Test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

DERIVATIVES—In an attempt to reduce systemic and counterparty risks associated with OTC derivatives transactions, the Dodd-Frank Act requires that a substantial portion of OTC derivatives be executed in regulated markets and submitted for clearing to regulated clearinghouses. The CFTC also requires a substantial portion of derivative transactions that have historically been executed on a bilateral basis in the OTC markets to be executed through a regulated swap execution facility or designated contract market. The SEC is expected to impose a similar requirement with respect to security-based swaps. Such requirements could limit the ability of the Fund to invest or remain invested in derivatives and may make it more difficult and costly for investment funds, including the Fund, to enter into highly tailored or customized transactions. They may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.

OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or CFTC-mandated margin requirements. The regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. Under recently-adopted regulations by the CFTC and federal banking regulators, the Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps. These rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions. However, due to the compliance timeline within these rules, it is unlikely that the Fund will be required to comply with such initial margin requirements until March 1, 2020. In the event the Fund is required to post collateral in the form of initial margin in respect of its uncleared swap transactions, all such collateral will be posted with a third party custodian pursuant to a triparty custody agreement between the Fund, its dealer counterparty and an unaffiliated custodian.

Although the Dodd-Frank Act requires many OTC derivative transactions previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearinghouse, certain of the derivatives that may be traded by the Fund may remain principal-to-principal or OTC contracts between the Fund and third parties. The risk of counterparty non-performance can be significant in the case of these OTC instruments, and "bid-ask" spreads may be unusually wide in these markets. To the extent not mitigated by implementation of the Dodd-Frank Act, if at all, the risks posed by such instruments and techniques, which can be complex, may include: (1) credit risks (the exposure to the possibility of loss resulting from a counterparty's failure to meet its financial obligations), as further discussed below; (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterization of a transaction or a party's legal capacity to enter into it could render the transaction unenforceable, and the insolvency or bankruptcy of a counterparty could pre-empt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate derivative transactions); (7) systemic risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

Dealers and major swap participants with whom the Fund may trade will be subject to minimum capital and margin requirements. These requirements may apply irrespective of whether the OTC derivatives in question are traded bilaterally or cleared. OTC derivatives dealers are subject to business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for OTC derivative dealers, which are likely to be passed along, at least partially, to market participants in the form of higher fees or less advantageous dealer marks. The full impact of the Dodd-Frank Act on the Fund remains uncertain, and it is unclear how the OTC derivatives markets will ultimately adapt to this new regulatory regime.

More information about particular types of derivatives instruments is included below in the sections titled "Forward Foreign Currency Contracts," "Futures Contracts and Options on Futures Contracts," “Options” and “Swaps, Caps, Floors, Collars and Swaptions.”

EQUITY-LINKED WARRANTS—Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrant can be redeemed for 100% of the value of the underlying stock (less transaction costs). As American-style warrants, they can be exercised at any time. The warrants are U.S. dollar-denominated and priced daily on several international stock exchanges.

There are risks associated with equity-linked warrants. The investor will bear the full counterparty risk to the issuing broker; however, the Adviser may select to mitigate this risk by only purchasing from issuers with high credit ratings. Equity-linked warrants also have a longer settlement period because they go through the same registration process as the underlying shares (about three weeks) and during this time the shares cannot be sold. There is currently no active trading market for equity-linked warrants. Certain issuers of such warrants may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in such warrants may be limited by certain investment restrictions contained in the 1940 Act.

EQUITY SECURITIES—Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock.

In general, investments in equity securities are subject to market risks, which may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. The Fund purchases and sells equity securities in various ways, including through recognized foreign exchanges, registered exchanges in the United States or the OTC market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. The Fund may purchase preferred stock of all ratings as well as unrated stock.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged by the holder or by the issuer into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields that are higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk and are often lower-quality securities. If the Fund invests in convertible securities, then it may purchase convertible securities of all ratings, as well as unrated securities.

Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management associated with small and medium capitalization companies. The securities of small and medium capitalization companies typically have lower trading volumes than large capitalization companies and consequently are often less liquid. Such securities may also have less market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EXCHANGE-TRADED PRODUCTS—The Fund may directly purchase shares of or interests in ETPs (including ETFs, ETNs and exchange-traded commodity pools). The Fund will only invest in ETPs to the extent consistent with its investment objectives, policies, strategies and limitations.

The risks of owning interests of ETPs generally reflect the risks of owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the NAV of an ETP’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer’s credit rating. By investing in an ETP, the Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund’s operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked instruments, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indexes. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

ETNs. ETNs are generally senior, unsecured, unsubordinated debt securities issued by a sponsor. ETNs are designed to provide investors with a different way to gain exposure to the returns of market benchmarks, particularly those in the natural resource and commodity markets. An ETN’s returns are based on the performance of a market index minus fees and expenses. ETNs are not equity investments or investment companies, but they do share some characteristics with those investment vehicles. As with equities, ETNs can be shorted, and as with ETFs and index funds, ETNs are designed to track the total return performance of a benchmark index. Like ETFs, ETNs are traded on an exchange and can be bought and sold on the listed exchange. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. The market value of an ETN is determined by supply and demand, the current performance of the market index to which the ETN is linked and the credit rating of the ETN issuer.

The market value of ETN shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities/commodities/instruments underlying the index that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its NAV.

Certain ETNs may not produce qualifying income for purposes of the Qualifying Income Test (as defined below in the section titled “Taxes”), which must be met in order for the Fund to maintain its status as a RIC under the Code. The Fund intends to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Fund may not be able to accurately predict the non-qualifying income from these investments (see more information in the “Taxes” section of this SAI).

Exchange-Traded Commodity Pools. Exchange-traded commodity pools are similar to ETFs in some ways, but are not structured as registered investment companies. Shares of exchange-traded commodity pools trade on an exchange and are registered under the 1933 Act. Unlike mutual funds, exchange-traded commodity pools generally will not distribute dividends to shareholders. There is a risk that the changes in the price of an exchange-traded commodity pool’s shares on the exchange will not closely track the changes in the price of the underlying commodity or index that the pool is designed to track. This could happen if the price of shares does not correlate closely with the pool’s NAV, the changes in the pool’s NAV do not correlate closely with the changes in the price of the pool’s benchmark, or the changes in the benchmark do not correlate closely with the changes in the cash or spot price of the commodity that the benchmark is designed to track. Exchange-traded commodity pools are often used as a means of investing indirectly in a particular commodity or group of commodities, and there are risks involved in such investments. Commodity prices are inherently volatile, and the market value of a commodity may be influenced by many unpredictable factors which interrelate in complex ways, such that the effect of one factor may offset or enhance the effect of another. Supply and demand for certain commodities tends to be particularly concentrated. Commodity markets are subject to temporary distortions or other disruptions due to various factors, including periodic illiquidity in the markets for certain positions, the participation of speculators, and government regulation and intervention. In addition, U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in some futures contract prices that may occur during a single business day. These and other risks and hazards that are inherent in a commodity or group of commodities may cause the price of that commodity or group of commodities to fluctuate widely, which will, in turn, affect the price of the exchange-traded commodity pool that invests in that commodity or group of commodities. The regulation of commodity interest transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. Considerable regulatory attention has been focused on non-traditional investment pools that are publicly distributed in the United States. There is a possibility of future regulatory changes within the United States altering, perhaps to a material extent, the nature of an investment in exchange-traded commodity pools or the ability of an exchange-traded commodity pool to continue to implement its investment strategy. In addition, various national governments outside of the United States have expressed concern regarding the disruptive effects of speculative trading in the commodities markets and the need to regulate the derivatives markets in general. The effect of any future regulatory change on exchange-traded commodity pools is impossible to predict, but could be substantial and adverse.

Exchange-traded commodity pools generally do not produce qualifying income for purposes of the Qualifying Income Test (as defined below in the section titled “Taxes”), which must be met in order for the Fund to maintain its status as a RIC under the Code. The Fund intends to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Fund may not be able to accurately predict the non-qualifying income from these investments (see more information in the “Taxes” section of this SAI).

FIXED INCOME SECURITIES—Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. The market value of the fixed income securities in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the Fund’s NAV.

Securities held by the Fund that are guaranteed by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest and do not guarantee the yield or value of the securities or the yield or value of the Fund’s shares.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

Additional information regarding fixed income securities is described below:

Duration. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. Longer-term fixed income securities in which a portfolio may invest are more volatile than shorter-term fixed income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Investment Grade Fixed Income Securities. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by a NRSRO, or, if not rated, are determined to be of comparable quality by the Adviser. See “Appendix A-Description of Ratings” for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments, not the market risk, of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer’s creditworthiness. Securities rated Baa3 or higher by Moody’s or BBB- or higher by S&P are considered by those rating agencies to be “investment grade” securities, although securities rated Baa3 or BBB- lack outstanding investment characteristics and have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher-rated categories. In the event a security owned by the Fund is downgraded below investment grade, the Adviser will review the situation and take appropriate action with regard to the security.

Lower Rated Securities. Lower-rated bonds or non-investment grade bonds are commonly referred to as “junk bonds” or high yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by an NRSRO. Such obligations are speculative and may be in default.

Fixed income securities are subject to the risk of an issuer’s ability to meet principal and interest payments on the obligation (known as “credit risk”) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (known as “market risk”). Lower-rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but also the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates.

Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, it may be more difficult for the Fund to sell these securities, or the Fund may only be able to sell the securities at prices lower than if such securities were highly liquid. Furthermore, the Fund may experience difficulty in valuing certain high yield securities at certain times. Under these circumstances, prices realized upon the sale of such lower-rated or unrated securities may be less than the prices used in calculating the Fund’s NAV. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower-rated or unrated fixed income obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Fund’s investment portfolio and increasing the Fund’s exposure to the risks of high yield securities.

The Fund may invest in securities rated as low as “C” by Moody’s or “D” by S&P and may invest in unrated securities that are of comparable quality as “junk bonds.”

Sensitivity to Interest Rate and Economic Changes. Lower-rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and the Fund’s NAV.

Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond’s value may decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences significant unexpected net redemptions, it may be forced to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund’s rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may adversely affect the Fund’s ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.

Taxes. The Fund may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by the Fund and is therefore subject to the distribution requirements applicable to RICs under Subchapter M of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

FOREIGN SECURITIES AND EMERGING AND FRONTIER MARKETS—Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices that differ from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally, subject to less government supervision and regulation and different accounting treatment than those in the United States. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of the Fund’s investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

The Fund’s investments in emerging and frontier markets can be considered speculative and therefore may offer higher potential for gains and losses than investments in developed markets. With respect to an emerging market country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war), which could adversely affect the economies of such countries or investments in such countries. “Frontier market countries” are a subset of emerging market countries with even smaller national economies, so these risks may be magnified further. The economies of emerging and frontier countries are generally heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

The economies of frontier market countries tend to be less correlated to global economic cycles than the economies of more developed countries and their markets have lower trading volumes and may exhibit greater price volatility and illiquidity. A small number of large investments in these markets may affect these markets to a greater degree than more developed markets. Frontier market countries may also be affected by government activities to a greater degree than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries. Although all of these risks are generally heightened with respect to frontier market countries, they also apply to emerging market countries.

In addition to the risks of investing in debt securities of emerging and frontier markets, the Fund’s investment in government or government-related securities of emerging and frontier market countries and restructured debt instruments in emerging and frontier markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. The Fund may have limited recourse in the event of default on such debt instruments.

Investments in the United Kingdom. On June 23, 2016, the United Kingdom (the “UK”) voted in a referendum to leave the European Union (the “EU”) (commonly known as “Brexit”), which led to significant global market volatility, as well as political, economic, and legal uncertainty. On January 31, 2020, the UK left the EU and entered into a transition period scheduled to last until December 31, 2020. There is still considerable uncertainty regarding the potential consequences of Brexit, including with respect to the negotiations of new trade agreements during the transition period and whether Brexit will have a negative impact on the UK, the broader global economy or the value of the British pound sterling. UK businesses are increasingly preparing for a disorderly Brexit because of the risks that trade negotiations between the UK and the EU may not be completed by the end of the transition period or the outcomes of such negotiations may be undesirable. Brexit may cause both the British pound sterling and the Euro to depreciate in relation to the U.S. dollar, which could adversely affect the Fund’s investments denominated in British pound sterling or Euros that are not fully hedged, irrespective of the performance of the underlying issuer. As a result of Brexit, the UK may be less stable than it has been in recent years, and investments in the UK may be difficult to value or subject to greater or more frequent volatility. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while a new relationship between the UK and the EU is defined and the UK determines which EU laws to replace or replicate. Further, Brexit may cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets. The UK and European economies and the broader global economy could be significantly impacted during this period of uncertainty, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Fund’s investments.

FORWARD FOREIGN CURRENCY CONTRACTS—A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date or range of future dates (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party’s profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by “rolling” it over prior to the originally scheduled settlement date. The Fund may use forward contracts for cash equitization purposes, which allows the Fund to invest consistent with its investment strategy while managing daily cash flows, including significant client inflows and outflows.

The Fund may use currency instruments as part of a hedging strategy, as described below.

Transaction Hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Fund may enter into transaction hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. The Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency (called “position hedging”). The Fund may use position hedging when the Adviser reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation because the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures.

Cross Hedges. The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

Proxy Hedges. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are, or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.

In addition to the hedging transactions described above, the Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Unless consistent with and permitted by its stated investment policies, the Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging, described above. If consistent with and permitted by its stated investment policies, the Fund may take long and short positions in foreign currencies in excess of the value of the Fund’s assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may engage in currency transactions for hedging purposes as well as to enhance the Fund’s returns.

A non-deliverable forward transaction is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed-upon foreign exchange rate on an agreed upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed-upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed-upon forward exchange rate and the actual exchange rate when the transaction is completed. While forward foreign currency transactions are exempt from the definition of “swap” under the Commodity Exchange Act, non-deliverable forward transactions are not, and, thus, are subject to the jurisdiction of the CFTC.

Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the “premium,” but cannot lose more than this amount, plus related transaction costs. Thus, where the Fund is a holder of options contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or “writer.” If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer’s position. Options on currencies may be purchased in the OTC market between commercial entities dealing directly with each other as principals. In purchasing an OTC currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally, which are described elsewhere in this SAI. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation, which may subject the Fund to additional risk.

Risks. Currency transactions are subject to risks that are different from those of other portfolio transactions. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they may limit any potential gain which might result should the value of such currency increase. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in the settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available.

The Fund may take active positions in currencies, which involve different techniques and risk analyses than the Fund’s purchase of securities. Active investment in currencies may subject the Fund to additional risks, and the value of the Fund’s investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in fixed income securities. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund’s assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. If the Fund enters into currency transactions when it does not own assets denominated in that currency, the Fund's volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund's assets.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described above.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. If the Fund enters into a currency transaction, the Fund will "cover" its position as required by the 1940 Act.

Risks associated with entering into forward foreign currency contracts include the possibility that the market for forward foreign currency contracts may be limited with respect to certain currencies and, upon a contract's maturity, the inability of the Fund to negotiate with the dealer to enter into an offsetting transaction. As mentioned above, forward foreign currency contracts may be closed out only by the parties entering into an offsetting contract. This creates settlement risk in forward foreign currency contracts, which is the risk of loss when one party to the forward foreign currency contract delivers the currency it sold but does not receive the corresponding amount of the currency it bought. Settlement risk arises in deliverable forward foreign currency contracts where the parties have not arranged to use a mechanism for payment-versus-payment settlement, such as an escrow arrangement. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward foreign currency contract market will always exist. These factors will restrict the Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, if a currency devaluation is generally anticipated, the Fund may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward foreign currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of the Adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward foreign currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward foreign currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS—Futures contracts (also called “futures”) provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made, and generally contracts are closed out prior to the expiration date of the contract.

The Fund may also invest in Treasury futures, interest rate futures, interest rate swaps, and interest rate swap futures. A Treasury futures contract involves an obligation to purchase or sell Treasury securities at a future date at a price set at the time of the contract. The sale of a Treasury futures contract creates an obligation by the Fund to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by the Fund to take delivery of an amount of securities at a specified future time at a specific price. Interest rate futures can be sold as an offset against the effect of expected interest rate increases and purchased as an offset against the effect of expected interest rate declines. Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period.

The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the CFTC. Subject to its permitted investment strategies, the Fund may use futures contracts and related options for either hedging purposes or risk management purposes, or to gain exposure to currencies, as well as to enhance the Fund’s returns. Instances in which the Fund may use futures contracts and related options for risk management purposes include: (i) attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; (ii) attempting to minimize fluctuations in foreign currencies; (iii) attempting to gain exposure to a particular market, index or instrument; or (iv) other risk management purposes. The Fund may use futures contracts for cash equitization purposes, which allows the Fund to invest consistent with its investment strategy while managing daily cash flows, including significant client inflows and outflows.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position as required by the 1940 Act. The Fund may also “cover” its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high as or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also “cover” its long position in a futures contract by taking a short position in the instruments underlying the futures contract or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract. The Fund may “cover” its short position in a futures contract by taking a long position in the instruments underlying the futures contract or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract. The Fund may enter into agreements with broker-dealers which require the broker-dealers to accept physical settlement for certain futures contracts. If this occurs, the Fund would treat the futures contract as being cash-settled for purposes of determining the Fund’s coverage requirements.

The Fund may also “cover” its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also “cover” its sale of a call option by taking positions in instruments with prices that are expected to move relatively consistently with the call option. The Fund may “cover” its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also “cover” its sale of a put option by taking positions in instruments with prices that are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund’s use of futures contracts and options on futures contracts, including: (i) the success of a hedging strategy may depend on the Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures contracts. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION SECURITIES—The Fund may invest in securities issued by GNMA, a wholly owned U.S. Government corporation that guarantees the timely payment of principal and interest. However, any premiums paid to purchase these instruments are not subject to GNMA guarantees.

GNMA securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year mortgage-backed bond. Because prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, the Fund will receive monthly scheduled payments of principal and interest. In addition, the Fund may receive unscheduled principal payments representing prepayments on the underlying mortgages. Any prepayments will be reinvested at the then-prevailing interest rate.

Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. Due to this prepayment feature, GNMA certificates tend not to increase in value as much as most other debt securities when interest rates decline.

ILLIQUID SECURITIES—Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. If, subsequent to purchase, a security held by the Fund becomes illiquid, the Fund may continue to hold the security. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, the Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price that the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Adviser determines the liquidity of the Fund’s investments. In determining the liquidity of the Fund’s investments, the Adviser may consider various factors, including: (i) the frequency and volume of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INSURANCE FUNDING AGREEMENTS—An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the obligation is repaid from the company’s general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to the Fund’s limitation on investment in illiquid securities when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent. Additional information about illiquid securities is provided under “Illiquid Securities.”

INVESTMENT COMPANIES—Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies and REITs, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. When the Fund invests in an affiliated or unaffiliated investment company, it will bear a pro rata portion of the investment company’s expenses in addition to directly bearing the expenses associated with its own operations. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market at a premium or discount to their NAV.

Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invest in the securities markets of those countries.

Generally, the federal securities laws limit the extent to which investment companies can invest in securities of other investment companies. Subject to certain statutory, regulatory and other exceptions, the Fund is generally prohibited under Section 12(d)(1)(A) of the 1940 Act from acquiring the securities of another investment company if, as a result of such acquisition: (i) the Fund would own more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the Fund’s total assets; or (iii) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

The Fund may invest in other investment companies, including those managed by the Adviser, to the extent permitted by any rule under the 1940 Act or any interpretation thereunder or order granted by the SEC.

Exchange-Traded Funds. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indexes. An index-based ETF seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent the Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leverage risk and other risks associated with derivatives. The more these ETFs invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Because leverage tends to exaggerate the effect of any increase or decrease in the value of an ETF’s portfolio securities or other investments, leverage will cause the value of an ETF’s shares to be more volatile than if the ETF did not use leverage. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause a leveraged ETF to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a leveraged ETF, for any reason, is unable to close out the transaction. In addition, to the extent a leveraged ETF borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the ETF’s investment income, resulting in greater losses. Such ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time, which may be enhanced during the periods of increased market volatility. Consequently, leveraged ETFs may not be suitable as long-term investments.

Leveraged inverse ETFs contain all of the risks that regular ETFs present. Additionally, to the extent the Fund invests in ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises-a result that is the opposite from traditional mutual funds. Leveraged inverse ETFs contain all of the risks that regular ETFs present, but also pose all of the risks associated with other leveraged ETFs as well as other inverse ETFs. These investment vehicles may be extremely volatile and can expose the Fund to losses.

Pursuant to orders issued by the SEC to certain other ETFs and procedures approved by the Board, the Fund may invest in such ETFs in excess of the 3% limitation prescribed by Section 12(d)(1)(A) described above, provided that the Fund otherwise complies with the conditions of the applicable SEC order, as it may be amended, and any other applicable investment limitations. Neither such ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

Certain ETFs that in general do not register as investment companies under the 1940 Act may not produce qualifying income for purposes of the “Qualifying Income Test” or the shares of such ETFs may not be considered “securities” for purposes of the “Asset Test” (as defined below under the heading “Taxes”), which must be met in order for the Fund to maintain its status as a RIC under the Code. If one or more ETFs generate more non-qualifying income for purposes of the Qualifying Income Test or if the Fund is not considered to be holding sufficient amounts of “securities” than the Adviser expects, it could cause the Fund to inadvertently fail the Qualifying Income Test or Asset Test, thereby causing the Fund to inadvertently fail to qualify as a RIC under the Code, unless certain relief provisions (described in more detail under the heading “Taxes”) are available to the Fund.

LIBOR REPLACEMENT RISK—LIBOR, which is used extensively in the U.S. and globally as a benchmark or reference rate for various commercial and financial contracts, is expected to be discontinued. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, other investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

MONEY MARKET SECURITIES—Money market securities include: (i) short-term U.S. Government securities; (ii) custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (iii) commercial paper determined by the Adviser to be of the highest short-term credit quality at the time of purchase; (iv) short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (v) repurchase agreements involving such securities. For a description of ratings, see Appendix A to this SAI.

NON-DIVERSIFICATION—The Fund is a non-diversified investment company as defined in the 1940 Act, which means that a relatively high percentage of the Fund’s assets may be invested in the obligations of a limited number of issuers. The value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a RIC under the Code, which generally requires that the Fund be diversified (i.e., not invest more than 5% of its assets in the securities in any one issuer and not more than 10% of the outstanding voting securities of such issuer) as to 50% of its assets as described more fully in the “Taxes” section of this SAI. The Fund may become diversified and subsequently non-diversified, as defined under the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS—Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Bank Notes. Bank notes are notes used to represent debt obligations issued by banks in large denominations.

Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and can normally be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid. Additional information about illiquid securities is provided under the section “Illiquid Securities” above.

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, a time deposit earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid. Additional information about illiquid securities is provided under the section “Illiquid Securities” above.

OPTIONS—The Fund may purchase and write put and call options on indexes and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period, or for certain types of options, at the conclusion of the option period or only at certain times during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period, or, for certain types of options, at the conclusion of the option period or only at certain times during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Fund will be “covered” as required by the 1940 Act.

Put and call options on indexes are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally rather than the price movements in individual securities. All options written on indexes or securities must be “covered” as required by the 1940 Act. Options on indexes may, depending on circumstances, involve greater risk than options on securities. Because stock index options are settled in cash, when the Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

The Fund may trade put and call options on securities, securities indexes and currencies, as the Adviser determines is appropriate in seeking to achieve the Fund’s investment objective, unless otherwise restricted by the Fund’s investment limitations.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of the acquisition of securities by the Fund.

The Fund may write (i.e., sell) “covered” call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. Certain Funds may engage in a covered call option writing (selling) program in an attempt to generate additional income or provide a partial hedge to another position of the Fund. A call option is “covered” if the Fund either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, ETFs or indexes.

The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing the Fund’s total return. When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Fund retains the risk of loss from a decline in the value of the underlying security during the option period. Although the Fund may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Fund. If such an option expires unexercised, the Fund realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Fund.

When the Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option will generally expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or OTC. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation or futures commission merchant, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PUT TRANSACTIONS—The Fund may purchase securities at a price that would result in a yield to maturity lower than generally offered by the seller at the time of purchase when the Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a “standby commitment” or a “put.” The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised. The Fund would limit its put transactions to institutions that the Adviser believes present minimum credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer’s credit or a provision in the contract that the put will not be exercised except in certain special cases, such as to maintain Fund liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Fund including such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the writer of the put (although the final maturity of the security is later than such date).

REAL ESTATE INVESTMENT TRUSTS—REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Code relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through the Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

The Fund may be subject to certain risks associated with the direct investments of REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs generally depend on their ability to generate cash flow to make distributions to shareholders or unitholders and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REAL ESTATE OPERATING COMPANIES—REOCs are real estate companies that engage in the development, management or financing of real estate. Typically, REOCs provide services such as property management, property development, facilities management and real estate financing. REOCs are publicly traded corporations that have not elected to be taxed as REITs. The three primary reasons for such an election are: (i) availability of tax loss carryforwards, (ii) operation in non-REIT-qualifying lines of business, and (iii) the ability to retain earnings.

REPURCHASE AGREEMENTS—A repurchase agreement is an agreement in which one party sells securities to another party in return for cash, with an agreement to repurchase equivalent securities at an agreed-upon price and on an agreed-upon future date. The Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement at all times. The Adviser monitors compliance with this requirement as well as the ongoing financial condition and creditworthiness of the counterparty.

Under all repurchase agreements entered into by the Fund, the Fund’s custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Fund could suffer a loss. The Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. At times, the investments of the Fund in repurchase agreements may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

RESTRICTED SECURITIES—Restricted securities are securities that may not be sold freely to the public without registration under the 1933 Act or an exemption from registration. Restricted securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to the Fund’s limitation on investing in illiquid securities. The determination of whether a restricted security is illiquid is to be made by the Adviser pursuant to guidelines adopted by the Board. Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the security, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the Adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act and Section 4(a)(2) commercial paper issued in reliance on an exemption from registration under Section 4(a)(2) of the 1933 Act, including, but not limited to, Rules 506(b) or 506(c) under Regulation D.

Private Investments in Public Equity-The Fund may purchase PIPEs, which are equity securities in a private placement that are issued by issuers that have outstanding publicly-traded equity securities of the same class. Shares in PIPEs generally are not publicly registered until after a certain time period from the date the private sale is completed, which can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and cannot be freely traded. Generally, such restrictions cause PIPEs to be illiquid during this restricted period. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered or that the registration will remain in effect.

REVERSE REPURCHASE AGREEMENTS AND SALE-BUYBACKS—Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Fund. At the time the Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

In a sale-buyback transaction, the Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. The Fund’s obligations under a sale-buyback would typically be offset by earmarking on the books of the Fund or placing in a segregated account cash or liquid securities having a value equal to the amount of the Fund’s forward commitment to repurchase the underlying security.

RISKS OF CYBER-ATTACKS—As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of Confidential Information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber-attacks affecting the Fund, the Adviser, the Fund’s distributor, custodian, transfer agent, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber-attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. There can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber-attacks or other information security breaches in the future. The Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund’s positions.

SECURITIES LENDING—The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 331/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral or other fee to an unaffiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities, as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which may include fees payable to the lending agent, the borrower, the administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

The Fund may invest the cash received as collateral through loan transactions in other eligible securities, which may include shares of an affiliated or unaffiliated registered money market fund or of an affiliated or unaffiliated unregistered money market fund that complies with the requirements of Rule 2a-7 under the 1940 Act to the extent required by the 1940 Act (see the "Investment Companies" section above). Money market funds may or may not seek to maintain a stable NAV of $1.00 per share. Investing the cash collateral subjects the Fund to market risk. The Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

SHORT SALES—Short sales may be used by the Fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. The Fund may engage in short sales that are either “against the box” or “uncovered.” A short sale is “against the box” if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short. Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Pursuant to its particular investment strategy, the Adviser may have a net short exposure in the Fund.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (i) earmark on the books of the Fund or place in a segregated account cash or liquid securities at such a level that the amount earmarked or deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (ii) otherwise “cover” the Fund’s short position as required by the 1940 Act.

When the Fund sells securities short, it may use the proceeds from the sales to purchase long positions in additional equity securities that it believes will outperform the market or its peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss. Leverage can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS—Swaps are centrally-cleared or OTC derivative products in which two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indexes. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations are generally equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks, including settlement risk, non-business day risk, the risk that trading hours may not align, and the risk of market disruptions and restrictions due to government action or other factors.

The Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, the Fund may enter into a swap (i) to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; (ii) to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; (iii) to hedge an existing position; (iv) to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or (v) for various other reasons.

The Fund may enter into credit default swaps as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying in exchange for the underlying. If the Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as a buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if the Fund invests in the underlying directly. For example, credit default swaps would increase credit risk by providing the Fund with exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap. Credit default swaps may in some cases be illiquid. Furthermore, the definition of a “credit event” triggering the seller’s payment obligations under a credit default swap may not encompass all of the circumstances in which the buyer may suffer credit-related losses on an obligation of a referenced entity.

The Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market.

Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically, no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also entail the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. The Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a “master agreement.” In some cases, options and forward contracts between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, the Fund would calculate the obligations of the swap agreements’ counterparties on a “net basis.” Consequently, the Fund’s current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the “net amount”). The Fund’s current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be “covered” as required by the 1940 Act.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in OTC markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from the Fund. This is true whether these derivative products are used to create additional risk exposure for the Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement the Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. The Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to the Fund, these derivative products are subject to risks related to the counterparty’s creditworthiness, in addition to other risks discussed in this SAI. If a counterparty defaults, the Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, the Fund may have contractual remedies under the swap agreement.

The Fund will enter into swaps only with counterparties that the Adviser believes to be creditworthy. In addition, the Fund will earmark on the books of the Fund or segregate cash or liquid securities in an amount equal to any liability amount owned under a swap, cap, floor, collar or swaption agreement, or will otherwise “cover” its position as required by the 1940 Act.

The swap market is a relatively new market for which regulations are still being developed. The Dodd-Frank Act has substantially altered and increased the regulation of swaps. Swaps are broadly defined in the Dodd-Frank Act, CFTC rules and SEC rules, and also include commodity options and NDFs. Additionally, the Dodd-Frank Act divided the regulation of swaps between commodity swaps (such as swaps on interest rates, currencies, physical commodities, broad based stock indexes, and broad based credit default swap indexes), regulated by the CFTC, and security based swaps (such as equity swaps and single name credit default swaps), regulated by the SEC. The CFTC will determine which categories of swaps will be required to be traded on regulated exchange-like platforms, such as swap execution facilities, and which will be required to be centrally cleared. Cleared swaps must be cleared through futures commission merchants registered with the CFTC, and such futures commission merchants will be required to collect margin from customers for such cleared swaps. Additionally, all swaps are subject to reporting to a swap data repository. Dealers in swaps are required to register with the CFTC as swap dealers and are required to comply with extensive regulations regarding their external and internal business conduct practices, regulatory capital requirements, and rules regarding the holding of counterparty collateral. The SEC will be adopting parallel regulatory requirements applicable to security based swaps.

Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, may limit or restrict their use by the Fund, otherwise adversely affect their performance or disrupt markets. It is possible that developments in the swap market, including potential additional government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

TRACKING ERROR—The following factors may affect the ability of the Fund to achieve correlation with the performance of its benchmark: (i) Fund expenses, including brokerage fees (which may be increased by high portfolio turnover); (ii) the Fund holding less than all of the securities in the benchmark and/or securities not included in the benchmark; (iii) an imperfect correlation between the performance of instruments held by the Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (iv) bid-ask spreads (the effect of which may be increased by portfolio turnover); (v) the Fund holding instruments traded in a market that has become illiquid or disrupted; (vi) Fund share prices being rounded to the nearest cent; (vii) changes to the index tracked that are not disseminated in advance; (viii) the need to conform the Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements. In addition, the Adviser’s use of hedging techniques will generally cause the Fund’s performance to diverge from that of its respective index at times when hedges are employed.

U.S. GOVERNMENT SECURITIES—Examples of types of U.S. Government obligations in which the Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the FHA, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Fannie Mae, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

Receipts. Receipts are interests in separately-traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry systems known as STRIPS and TRs.

U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities; that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturities and credit qualities.

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., Treasury bills, notes and bonds, and securities guaranteed by GNMA), others are supported by the right of the issuer to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., obligations of Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that, in the event of a default prior to maturity, there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest neither extend to the value or yield of these securities nor to the value of the Fund’s shares.

VARIABLE AND FLOATING RATE INSTRUMENTS—Certain obligations may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates that are not fixed, but that vary with changes in specified market rates or indexes. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES—When-issued and delayed delivery basis, including “TBA” (to be announced) basis, transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A TBA transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value of these securities at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate. When the Fund purchases when-issued or delayed delivery securities, it will “cover” its position as required by the 1940 Act.

INVESTMENT LIMITATIONS

The following are fundamental and non-fundamental policies of the Fund. The percentage limitations (except for the limitation on borrowing) set forth below will apply at the time of the purchase of a security and shall not be violated unless an excess or deficiency occurs, immediately after or as a result of a purchase of such security.

Fundamental Policies

The following investment limitations are fundamental policies of the Fund, which cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund’s outstanding shares. The term “majority of outstanding shares” means the vote of: (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

1.	The Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.	The Fund may borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	The Fund may not issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	The Fund may purchase or sell commodities and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	The Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	The Fund may not invest more than 25% of its assets in the securities of issuers in any single industry (except to the extent the Fund’s Index also is so concentrated), provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Non-Fundamental Policies

The Fund observes the following policies, which are not deemed fundamental and which may be changed by the Board without shareholder vote.

1.	The Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets), provided that investment strategies that either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation.

2.	The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets (including the loan collateral) would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

3.	The Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things; purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

4.	The Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company’s net assets in an industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions.

Borrowing. The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 331/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, the Fund may only make loans if expressly permitted by its investment policies. The Fund’s non-fundamental investment policy on lending is set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves the Fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict the Fund’s ability to invest in real estate, but does require that every fund have the Fundamental investment policy governing such investments. The Fund has adopted the Fundamental policy that would permit direct investment in real estate. However, the Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Board.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker- dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor (as defined below), breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters,” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Fund shares are reminded that, under Rule 153 of the 1933 Act, a prospectus-delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Fund’s prospectus under “Purchasing and Selling Fund Shares.” The discussion below supplements, and should be read in conjunction with, such section of the prospectus.

Shares are approved for listing and trading on the Exchange, subject to notice of issuance. Shares trade on the Exchange at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met.

The Exchange may consider the suspension of trading in, and may initiate delisting proceedings of, the shares of the Fund under any of the following circumstances: (i) if any of the continued listing requirements set forth in the Exchange rules are not continuously maintained; (ii) if the Exchange files separate proposals under Section 19(b) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any of the statements or representations regarding (a) the description of an underlying index, portfolio, or reference asset; (b) limitations on an underlying index or the Fund’s portfolio holdings or reference assets; or (c) the applicability of the Exchange listing rules specified in such proposals are not continuously maintained; (iii) if following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 record or beneficial owners of the shares of the Fund; (iv) if the value of the Fund’s underlying index or portfolio of securities on which the Fund is based is no longer calculated or available; or (v) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. If the Intraday Indicative Value of the Fund is not being disseminated as required by Exchange rules, the Exchange may halt trading during the day in which such interruption occurs. If the interruption persists past the trading day in which it occurred, the Exchange will halt trading in the Fund shares. The Exchange will remove the shares from listing and trading upon termination of the Fund. The Trust reserves the right to adjust the Fund share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of the fund is the U.S. dollar. The base currency is the currency in which the Fund’s NAV per share is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Exchange.

THE ADVISER

General. SRN Advisors, LLC was founded in 2019 and is a Delaware limited liability company. The principal business address of the Adviser is 2600 Philmont Avenue, Suite 215, Huntingdon Valley, Pennsylvania 19006. The Adviser is controlled by Scott Freeze.

Advisory Agreement. The Trust and the Advisor have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Adviser oversees the investment advisory services provided to the Fund.

The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

After its initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of the Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment and is terminable (i) at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the Fund, or (ii) by the Adviser on not less than 30 days’ nor more than 60 days’ written notice to the Trust.

Management Fees. For these advisory services, the Adviser receives a fee, which is calculated daily and paid monthly at the following annual rates (shown as a percentage of the average daily net assets of the Fund):

Fund	Management Fee
Siren Large Cap Blend Index ETF	0.20%

The Adviser is responsible, under the Investment Advisory Agreement, for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. The Adviser is not responsible for, and the Fund will bear the cost of, interest expense, taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, dividends and expenses associated with securities sold short, subject to any expense limitation agreements, extraordinary expenses, and fees and expenses paid by the Trust under any plan adopted pursuant to Rule 12b-1 under the 1940 Act.

THE PORTFOLIO MANAGER

This section includes information about Scott Freeze, the Fund’s portfolio manager, including information about other accounts he manages, the dollar range of Fund shares he owns, and how he is compensated. The tables reflecting the dollar range of the portfolio manager’s “beneficial ownership” of shares of the Fund, if any, use dollar amount ranges established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Portfolio Manager Compensation. The portfolio manager is compensated by a combination of a fixed annual base salary and a discretionary bonus (cash and/or options) awarded on the overall performance of the firm, not specific to the Fund managed by him.

Fund Shares Owned by the Portfolio Manager. As of the date of this SAI, the portfolio manager did not own any shares of the Fund.

Other Accounts Managed by the Portfolio Manager. As of the date of this SAI, the portfolio manager was not responsible for the day-to-day management of any other accounts.

Conflicts of Interest. The portfolio manager’s management of “other accounts,” if any, may give rise to potential conflicts of interest in connection with the portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures designed to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR AND TRANSFER AGENT

General. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator” or the “Transfer Agent”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as administrator and transfer agent of the Trust.

Administration Agreement with the Trust. The Trust and the Administrator have entered into a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement (together, the “Administration Agreements”). Under the Administration Agreements, the Administrator provides the Trust with administrative, accounting and tax reporting services or employs certain other parties, including its affiliates, who provide such services, including the preparation and filing of federal and state tax returns, preparing and filing securities registration compliance filings with various states, compiling data for and preparing notices to the SEC, preparing financial statements for the annual and semi-annual reports to the SEC and current investors, monitoring the Fund’s expense accruals and performing securities valuations and, from time to time, monitoring the Fund’s compliance with their investment objectives and restrictions. As compensation for the services described above, the Adviser pays the Administrator a fee based on the Fund’s average daily net assets, subject to a minimum annual fee.

Because the Fund is new, the Adviser has not paid any amount to the Administrator for services rendered to the Fund as of the date of this SAI.

THE CUSTODIAN

U.S. Bank National Association (the “Custodian”), located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the Trust. As custodian, the Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

THE DISTRIBUTOR

The Trust and Foreside Financial Services, LLC (the “Distributor”), located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust’s shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Distributor, by the Board or by a majority of the outstanding shares of the Fund, upon 60 days’ written notice by either party.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP, located at 1835 Market Street, 3rd Floor, Philadelphia, PA 19103, serves as the Trust’s independent registered public accounting firm. BBD, LLP provides audit services, tax assistance and consultation in connection with review of SEC and IRS Filings.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and the Fund are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most ETFs, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time the fund’s primary service providers present the Board with information concerning the investment objective, strategies and risks of the fund, as well as the proposed investment limitations for the fund. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the Adviser, the Board will meet with the Adviser to review such services. Among other things, the Board considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s investments.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer will provide the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report will address the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm will review with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board, in consultation with Fund management, also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are seven members of the Board, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Scott Freeze serves as Chairman of the Board. Michael J. Dillon, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The structure and operation of the Board is designed to facilitate the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and Governance Committee are each chaired by an independent Trustee and composed of all of the independent Trustees.

Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust.

Name, Address(1) and Age	Position with Trust and Length of Term(2)	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held in the Past 5 Years
Interested Trustees
Scott Freeze(4) (Born: 1970)	Trustee (since 2020)	Founder and President, Street One Financial, LLC, a trading firm, since 2009.	1	None.
William Hennessy(5) (Born: 1950)	Trustee (since 2020)	Executive Vice President of Acquisitions, Grafton Street Capital since 2012.	1	None.
Independent Trustees
Alexander Castillo (Born: 1988)	Trustee (since 2020)	Founder and President, Sandcastle Homecare since 2014.	1	None.
Michael J. Dillon (Born: 1969)	Trustee (since 2020)	Clinic Director, ATI Physical Therapy since 2004.	1	None.
Sonica Kearney (Born: 1972)	Trustee (since 2020)	Head of Access (US), Redburn (USA) LLC, a broker-dealer, since 2013. Head of HR (US), Redburn (USA) LLC from 2008 to 2018.	1	None.
Andrew Kushner (Born: 1971)	Trustee (since 2020)	President, Citrus Sales Corp. since 2014. President, All Beverage Corp. since 2004.	1	None.
Christopher R. Zapalski (Born: 1977)	Trustee (since 2020)	Accountant and Attorney, Zapalski Law since 2002.	1	None.

(1)	Unless otherwise noted, the business address of each Trustee is 2600 Philmont Avenue, Suite 215, Huntingdon Valley, Pennsylvania 19006.
(2)	Each Trustee shall serve until death, resignation or removal.
(3)	The term “Fund Complex” refers to the Trust.
(4)	Mr. Freeze may be deemed to be an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his affiliation with the Adviser.
(5)	Mr. Hennessy may be deemed to be an “interested” person of the Trust as that term is defined in the 1940 Act by virtue of his being a member of the immediate family of an affiliate of the Adviser.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of the Trustee’s ability to review and understand information about the Fund provided to the Trustee by management, to identify and request other information the Trustee may deem relevant to the performance of the Trustee’s duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise the Trustee’s business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on the Trustee’s own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Freeze should serve as Trustee because of the experience he gained in the financial services industry, including experience in various senior management positions with financial services firms, his founding of a trading firm, and his extensive knowledge of ETFs from both a trading and a product strategy standpoint.

The Trust has concluded that Mr. Hennessy should serve as Trustee because of the experience he gained in his leadership roles in the real estate investment industry.

The Trust has concluded that Mr. Castillo should serve as Trustee because of the business experience he gained as founder and president of a home care company, his past experience as chief analyst for an institutional investment consulting firm, and his general experience in and knowledge of the financial services industry.

The Trust has concluded that Mr. Dillon should serve as Trustee because of the business experience he gained through various leadership roles in the physical therapy industry, including his directorship of a large physical therapy clinic.

The Trust has concluded that Ms. Kearney should serve as Trustee because of the experience she gained in a variety of leadership roles with an independent equities broker, her managerial experience with an international investment management company, and her experience in and knowledge of the financial services industry.

The Trust has concluded that Mr. Kushner should serve as Trustee because of the business experience he gained as owner and president of several beverage companies and his managerial experience in the beverage industry.

The Trust has concluded that Mr. Zapalski should serve as Trustee because of the experience he gained serving as a private attorney, his background in tax law, and his experience as chair of the accounting department at a university.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund.

Board Standing Committees. The Board has established the following standing committees:

•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre- approving audit and non-audit services provided by the Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing the Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with the Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and (ix) other audit related matters. Ms. Kearney and Messrs. Castillo, Dillon, Kushner and Zapalski currently serve as members of the Audit Committee. Mr. Zapalski serves as the Chairman of the Audit Committee. The Audit committee meets periodically, as necessary.

•	Governance Committee. The Board has a standing Governance Committee that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of “interested” Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Ms. Kearney and Messrs. Castillo, Dillon, Kushner and Zapalski currently serve as members of the Governance Committee. Mr. Kushner serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary.

Fund Shares Owned by Board Members. As of the date of this SAI, no Trustee owns shares of the Fund. As of the date of this SAI, the Trustees and the officers of the Trust own less than 1% of the outstanding shares of the Trust.

Board Compensation. The Trust anticipates paying the following compensation to the Trustees during the Trust’s initial fiscal period ending March 31, 2021:

Trustee	Aggregate Compensation from the Trust(1)	Total Compensation from the Fund Complex(2)
Interested Trustees
Scott Freeze	$0	$0
William Hennessy	$0	$0
Independent Trustees
Alexander Castillo	$4,000	$4,000
Michael J. Dillon	$4,000	$4,000
Sonica Kearney	$4,000	$4,000
Andrew Kushner	$4,000	$4,000
Christopher R. Zapalski	$4,000	$4,000

(1)	No Trustee is entitled to any deferred compensation, pension or retirement benefits payable by the Fund.
(2)	The term “Fund Complex” refers to the Trust.

Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is 2600 Philmont Avenue, Suite 215, Huntingdon Valley, Pennsylvania 19006. The Treasurer and Chief Compliance Officer are the only officers who receives compensation from the Trust for their services.

Name and Age	Position with Trust and Length of Term(1)	Principal Occupations in Past 5 Years
Scott Freeze (Born: 1970)	President (since 2020)	Founder and President, Street One Financial, LLC, a trading firm, 2009 to Present.
Troy Statczar (2) (Born: 1971)	Treasurer (since 2020)	Senior Director, PFO Services, Foreside Fund Officer Services, LLC, January 2020 to Present; Director, Fund Administration, Thornburg Investment Management, April 2017 – June 2018; Director, U.S. Operations, Henderson Global Investors, July 2008 – April 2017 .
Michael Blaszczyk (Born: 1981)	Secretary (since 2020)	Sales Trader, Street One Financial, LLC, January 2014 to Present.
Nancy Tyminski(2) (Born: 1962)	Chief Compliance Officer (since 2020)	Director, Foreside Fund Officer Services, LLC, June 2019 – Present; Senior Due Diligence Officer, Foreside Financial Services, LLC, May 2015 – June 2019.

(1)	Each officer shall serve until death, resignation or removal.
(2)	The business address of Troy Statczar and Nancy Tyminski is Three Canal Plaza, Suite 100, Portland, ME 04101.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Rule 12b-1 Plan. The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) applicable to its shares. The Rule 12b-1 Plan provides a method of paying for distribution and shareholder services, which may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale, provided by the Distributor or other financial intermediaries that enter into agreements with the Distributor. The Fund may make payments to financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

No distribution fees are currently charged to the Funds, and there are no plans to impose these fees. However, in the event that Rule 12b-1 fees are charged in the future, because the Fund would pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment in the Fund.

Payments by the Adviser. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Purchasing and Selling Fund Shares.”

Depository Trust Company (“DTC”) acts as securities depository for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and Financial Industry Regulatory Authority (“FINRA”). Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF CREATION UNITS

The Fund issues and redeems its shares on a continuous basis, at NAV, only in a large specified number of shares called a “Creation Unit.” The NAV of the Fund is determined once each business day, as described under “Determination of Net Asset Value.” The Creation Unit size for the Fund may change. Authorized Participants will be notified of such change. Creation Unit transactions may be made in-kind, for cash, or for a combination of in-kind assets and cash.

Purchase (Creation). The Trust issues and sells shares of the Fund only: in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). A “Business Day” with respect to the Fund is, generally, any day on which the NYSE is open for business.

Fund Deposit. The consideration for purchase of a Creation Unit of the Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, and the Cash Component (defined below), computed as described below or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and the “Cash Component,” computed as described below. When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component,” which may include a Dividend Equivalent Payment (as defined below), is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. The “Dividend Equivalent Payment” enables the Fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund (“Dividend Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for the Fund and ends on the day preceding the next ex-dividend date. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for the Fund may be changed from time to time with a view to the investment objective of the Fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations. The composition of the Deposit Securities may also change in response to rebalancing adjustments, interest payments, corporate actions and adjustments to the weighting or composition of the component securities of the Fund’s underlying Index.

The Trust intends to require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security that is a TBA transaction. The amount of cash contributed will be equivalent to the price of the TBA transaction listed as a Deposit Security. As noted above, the Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations (collectively, “non-standard orders”). The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) if applicable, include or remove Deposit Securities from the basket in anticipation of Index rebalancing changes. The Trust also reserves the right to deviate from a representative selection of the Fund’s portfolio holdings as part of the Deposit Securities in accordance with the 1940 Act and applicable rules thereunder.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor, as facilitated via the Transfer Agent, to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, with respect to the fixed income, must have the ability to clear through the Federal Reserve System. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.

All orders to purchase shares directly from the Fund, including non-standard orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or the applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange or the bond markets close earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the cut-off time. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities), or through DTC (for corporate securities and municipal securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Fund is generally the second Business Day (“T+2”) after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the fund. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received on the Settlement Date per applicable instructions, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Fund	Order Type	Cutoff Time (Eastern Standard Time)
Siren Large Cap Blend Index ETF	Standard	4:00 p.m.

Issuance of a Creation Unit. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a general non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under “Creation Transaction Fees” will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units. The Trust reserves the absolute right to reject an order for Creation Units transmitted in respect of the Fund at its discretion, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation and Redemption Transaction Fees. A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Unless waived by the Fund in its sole discretion, Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. The Fund may adjust the transaction fee from time to time. An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

Fund	Creation/Redemption Transaction Fee*, **
Siren Large Cap Blend Index ETF	$250

*	From time to time, the Fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.

**	In addition to the transaction fees listed above, the Fund may charge an additional variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser’s view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by the Fund with respect to that transaction.

Procedures for Redemption of Creation Units. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of securities designated by the Fund that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities. The identity and number of shares of the Fund Securities or the Cash Redemption Amount (defined below) may be changed from time to time with a view to the investment objective of the Fund.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, unless waived, and any applicable additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing: (i) the Trust will substitute a cash in lieu amount to replace any Fund Security that is a TBA transaction and the amount of cash paid out in such cases will be equivalent to the value of the TBA transaction listed as a Fund Security and (ii) at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities. The Trust also reserves the right to deviate from a representative selection of a fund’s portfolio holdings as part of the Fund Securities in accordance with the 1940 Act and applicable rules thereunder.

After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. With respect to in-kind redemptions of the Fund, the calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Determination of Net Asset Value,” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Distributor by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of shares of the Fund are delivered to the Custodian (per applicable instructions) on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of shares of the Fund are not delivered on the Settlement Date (per applicable instructions) on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing shares as set forth in the Participant Agreement (marked to market daily).

Fund	Order Type	Cutoff Time (Eastern Standard Time)
Siren Large Cap Blend Index ETF	Standard	4:00 p.m.

With respect to in-kind redemptions of the Fund, in connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form. Pursuant to applicable SEC rules, if the Fund Securities include a security, asset or other position issued by a foreign issuer that is traded on a trading market outside of the United States (“Foreign Investments”), and if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring Foreign Investments to redeeming Authorized Participants prevents timely delivery of the Foreign Investment in response to a redemption request, the Fund may postpone the date of satisfaction upon redemption for more than seven days after the tender of a Creation Unit if the Fund delivers the Foreign Investment as soon as practicable, but in no event later than 15 days after the tender of the Creation Unit. If the Authorized Participant has not made appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the Authorized Participant will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant fund next determined after the redemption request is received in proper form (minus, unless waived, a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Pursuant to the Participant Agreement, an Authorized Participant submitting a redemption request is deemed to make certain representations to the Trust regarding the Authorized Participant’s ability to tender for redemption the requisite number of fund shares. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Required Early Acceptance of Certain Orders. Notwithstanding the foregoing, as described in the Participant Agreement and/or the applicable order form, the Fund may require orders to be placed prior to the trade date, as described in the Participant Agreement or the applicable order form, in order to receive the trade date’s NAV. The cut-off time to receive the trade date’s NAV will not precede the calculation of the NAV of the Fund’s shares on the prior Business Day. Orders to purchase shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed may not be accepted. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day, as described in the Participant Agreement and the applicable order form.

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund’s shares is calculated each day the NYSE is open for trading as of the close of regular trading on the NYSE, generally 4:00 p.m. New York time. NAV per share is calculated by dividing the Fund’s net assets by the number of Fund shares outstanding.

Equity securities listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on the primary exchange on which they are traded, or, if there is no such reported sale on the valuation date, valued at the mean between the most recent bid and asked quotations. Debt securities generally are valued based upon prices provided by an independent, third party pricing agent. Short-term debt securities with remaining maturities of sixty (60) days or less may be valued at (a) their amortized cost, which approximates fair market value, if it can be reasonably concluded at the time of each such valuation that the amortized cost value of the security is approximately the same as the security’s value determined in accordance with market-based factors, or (b) the price provided by an independent third party pricing agent. Non-exchange-traded derivatives, including OTC options, swap transactions and forward transactions, will normally be valued on the basis of quotations or equivalent indication of value supplied by an independent pricing service or major market-makers or dealers. Swaps and futures cleared through a central clearing house, if any, normally are valued at the settlement price established each day by the board of exchange on which they are traded. The Trust may use various third-party pricing services, or discontinue the use of any third-party pricing service, as determined by the Board from time to time.

Other portfolio securities and assets for which market quotations are not readily available or determined to not represent the current fair value are valued based on fair value as determined by the Fund in good faith in accordance with procedures adopted by the Board. When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Fund’s complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. The current Form N-PX for the Fund, when filed, may be obtained at no charge upon request by calling (866) 829-5457 or by visiting the SEC’s website at www.sec.gov.

TAXES

The following is a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the summary in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an individual retirement account (“IRA”), 401(k) or other tax-advantaged account.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to a RIC, such as the Fund. The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult your own tax advisor regarding how the Tax Act affects your investment in the Fund.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

Regulated Investment Company Status. The Fund will seek to qualify and elect to be treated as a RIC under the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least an amount equal to the sum of 90% of the Fund’s net investment company taxable income for such year (including, for this purpose, dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses), computed without regard to the dividends-paid deduction, and at least 90% of its net tax-exempt interest income for such year, if any (the “Distribution Requirement”), and also must meet certain additional requirements. One of these additional requirements for RIC qualification is that the Fund must receive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities, foreign currencies, and net income from interests in qualified publicly traded partnerships (the “Qualifying Income Test”). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership; and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

If the Fund fails to satisfy the Qualifying Income Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular corporate income tax rate (currently set at 21%) without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. If the Fund determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

Notwithstanding the Distribution Requirement described above, the Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed taxable income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year and 98.2% of its capital gain net income for the twelve months ended October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Fund and subject to corporate income tax will be considered to have been distributed. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, but can make no assurances that all such tax liability will be entirely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to offset capital gains in future years. The Fund is permitted to carry net capital losses forward indefinitely. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Taxation of Shareholders. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distribution by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Subject to certain limitations and requirements, dividends reported by the Fund as qualified dividend income will be taxable to non-corporate shareholders at rates of up to 20%. In general, dividends may be reported by the Fund as qualified dividend income if they are paid from dividends received by the Fund on common and preferred stock of U.S. companies or on stock of certain eligible foreign corporations, provided that certain holding period and other requirements are met by the Fund with respect to the dividend-paying stocks in its portfolio. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States or in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the NAV) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in the Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund.

In the case of corporate shareholders, the Fund’s distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

The Fund’s participation in the lending of securities may affect the amount, timing, and character of distributions to its shareholders. If the Fund participates in a securities lending transaction and receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income for individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

If the Fund’s distributions exceed its current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

The Fund’s shareholders will be notified annually by the Fund (or by a shareholder’s broker) as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes. Shareholders who have not held Fund shares for a full year should be aware that the Fund may report and distribute to a shareholder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the shareholder’s period of investment in the Fund.

Sales, Exchanges or Redemptions. A sale of shares or redemption of Creation Units in the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares have been held for more than 12 months, and short-term capital gain or loss if the shares are held for 12 months or less. However, if shares on which a shareholder has received a long-term capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund may limit the tax efficiency of the Fund. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the exchanger’s basis in the Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rule governing “wash sales” (for an Authorized Participant who does not mark-to-market its holdings) or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less should be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the shares included in the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust on behalf of the Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of that Fund and if, pursuant to Section 351 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund issues Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units. Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

Medicare Tax. U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married and filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income.” This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (including capital gain distributions and capital gains realized on the sale of shares of the Fund or the redemption of Creation Units), among other categories of income, are generally taken into account in computing a shareholder’s net investment income.

Taxation of Fund Investments. Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC Distribution Requirements and for avoiding excise taxes. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve its eligibility for treatment as a RIC.

If the Fund acquires any equity interest in certain foreign investment entities (a) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (b) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income (“passive foreign investment companies” or “PFICs”), the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Pursuant to recently issued Treasury regulations, amounts included in income each year by the Fund arising from a QEF election, will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. The Fund may limit and/or manage their holdings in PFICs to limit its tax liability or maximize its return from these investments.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to any investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50 percent of the value of the Fund’s total assets at the close of any taxable year consists of certain foreign securities, then the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If the Fund makes the election, the Fund (or your broker) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) at a 24% withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to backup withholding; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien).

Foreign Shareholders. Any foreign shareholders in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period of periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A beneficial holder of shares who is a foreign person may be subject to foreign, state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment or fixed base maintained by the shareholder in the United States.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of REMICs, (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Cost Basis Reporting. The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. If you purchased your shares through a broker, you should contact such broker to obtain information with respect to the available cost basis reporting methods and elections for your account.

State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes.

The foregoing discussion is based on federal tax laws and regulations that are in effect on the date of this SAI. Such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of federal, state, local and foreign taxes.

BROKERAGE TRANSACTIONS

Brokerage Transactions. The Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting the brokers or dealers for any transaction in portfolio securities, the Adviser’s policy is to make such selection based on factors deemed relevant, including but not limited to the breadth of the market in the security; the price of the security; the reasonableness of the commission or mark-up or mark-down, if any; execution capability; settlement capability; back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. The Adviser does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

To the extent creation or redemption transactions are conducted on a cash or “cash in lieu” basis, the Fund may contemporaneously transact with broker-dealers for the purchase or sale of portfolio securities in connection with such transactions (see “Purchase and Redemption of Creation Units” herein). Such orders may be placed with an Authorized Participant in its capacity as broker-dealer or with an affiliated broker-dealer of such Authorized Participant. In such cases, the Fund will require such broker-dealer to achieve execution at a price that is at least as favorable to the Fund as the value of such securities used to calculate the Fund’s NAV. The broker-dealer may be required to reimburse the Fund for, among other things, any difference between the price (including applicable brokerage commissions, taxes and transaction costs) at which such securities were bought or sold and the value of such securities used to calculate the Fund’s NAV. This amount will vary depending on the quality of the execution and may be capped at amounts determined by the Adviser in its sole discretion.

The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Fund or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Adviser may purchase new issues of securities for clients, including the Fund, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

Portfolio Turnover Rate. Portfolio turnover rate is defined under SEC rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund or the Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that the Fund held during its most recent fiscal year. Because the Fund is new, as of the date of this SAI, the Fund did not hold any securities of its “regular brokers or dealers.”

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the NSCC. The basket represents one Creation Unit of the Fund. The Trust and the Adviser will not disseminate non-public information concerning the Trust, except information may be made available prior to its public availability: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Fund, including: (a) a service provider, (b) to the Exchange, (c) the NSCC, (d) the DTC, and (e) financial data/research companies such as Morningstar, Bloomberg L.P., and Reuters, or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception, with the consent of an applicable Trust officer.

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Fund. Each share issued by the Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund or if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter.

Each share held entitles the shareholder of record to one vote. As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least two-thirds (2/3) of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Prospectus or SAI states that an investment limitation or the Fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

Following the creation of the initial Creation Unit(s) of shares of the Fund and immediately prior to the commencement of trading in the Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. The Fund cannot accurately predict the length of time for which one or more shareholders may remain a control person or persons of the Fund.

Any fund may reorganize or merge with one or more other funds or another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any fund.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, including transactions in shares of the Fund and securities that may be purchased or held by the Fund, but are required to report, and in certain cases obtain pre-approval of, their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, the Fund does not have any control persons or principal holders of securities to report.

FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Siren ETF Trust

and the Shareholder of Siren Large Cap Blend Index ETF

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities of Siren Large Cap Blend Index ETF, a series of shares of beneficial interest in Siren ETF Trust (the “Fund”), as of June 9, 2020, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund as of June 9, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of the Fund since 2020.

Philadelphia, Pennsylvania

June 17, 2020

Siren Large Cap Blend Index ETF

Statement of Assets and Liabilities

June 9, 2020

Assets:
Cash	$100,000
Total assets	$100,000

Liabilities	-

Net assets	$100,000

Net assets consist of:
Paid in capital	$100,000

Net assets	$100,000

Shares issued and outstanding, $0 par value, unlimited shares authorized	4,000

Net Asset Value, Offering Price and Redemption Price Per Share	$25.00

The accompanying notes are integral part of this financial statement.

1.	Organization

Siren Large Cap Blend Index ETF (the “Fund”) is a series of the Siren ETF Trust (the “Trust”). The Trust was organized on October 25, 2019 as a Delaware statutory trust and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to seek investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the Siren Large Cap Blend Index (the “Index”). The Fund has had no operations through June 9, 2020, other than those relating to organizational matters and the sale of 4,000 shares of the Fund to its sole shareholder, which represented the initial capital of $100,000 at $25 per share.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund will be listed and traded on the NASDAQ Stock Market, LLC (the “Exchange”). Market prices for the Shares may be different from their net asset value (“NAV”). The Fund will issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, typically 25,000 Shares, called “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated basket of in-kind securities and/or cash. Once created, Shares generally will trade in the secondary market in amounts less than a Creation Unit and at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or (ii) a participant in the Depository Trust Company (“DTC”) and, in each case, must have executed a Participant Agreement with the Fund’s distributor, Foreside Financial Services, LLC (the “Distributor”). Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

2.	Significant Accounting Policies

The following significant accounting policies are in conformity with United States generally accepted accounting principles (“U.S. GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statement. Management has determined that the Fund is an investment company in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies,” for the purpose of financial reporting.

Use of Estimates

The preparation of the financial statement in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement. Actual results could differ from those estimates. The Fund’s financial statement is stated in U.S. dollars.

Income Taxes

The Fund intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such.

If the Fund qualifies as a RIC and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to U.S. federal income tax to the extent it distributes its investment company taxable income and net capital gains in a timely manner to its shareholders in the form of dividends or capital gains distributions. Therefore, no provision for federal income tax should be required. Additionally, the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statement as of June 9, 2020.

Distribution of Income and Gains

The Fund intends to declare and make distributions of investment company taxable income after payment of the Fund’s operating expenses and net capital gains annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

Organizational and Offering Costs

The Adviser has agreed to bear all organizational and offering expenses for the Fund.

3.	Investment Advisory and Other Agreements

SRN Advisors, LLC, serves as the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides management services to the Fund and oversees the day-to-day operations of the Fund, subject to the supervision of the Board of Trustees and the officers of the Trust. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. For services provided to the Fund, the Fund pays the Adviser a management fee at an annual rate of 0.20% based on the Fund’s average daily net assets.

Under the terms of the Advisory Agreement, the Adviser is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. The Adviser is not responsible for, and the Fund will bear the cost of, (i) interest expense, (ii) taxes, (iii) brokerage expenses and other expenses connected with the execution of portfolio securities transactions, (iv) dividends and expenses associated with securities sold short, (v) non-routine expenses and fees, and (vi) expenses paid by the Trust under any plan adopted pursuant to Rule 12b-1 under the 1940 Act.

U.S. Bancorp Fund Services, LLC dba U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s administrator and, in that capacity performs various administrative and accounting services for the Fund. Fund Services also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; reviews the Fund’s advisory fee expense accrual and coordinates the preparation and payment of the advisory fee. The Distributor serves as the principal underwriter for shares of the Fund, and acts as the Fund’s distributor in a continuous public offering of the Fund’s shares. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of Fund Services, serves as the Fund’s custodian (the “Custodian”). As of June 9, 2020, there were no fees incurred from the service providers described above as the Fund had not commenced operations.

BBD, LLP serves as Independent Registered Public Accounting Firm to the Trust, and the Fund.

Morgan, Lewis & Bockius LLP serves as Legal Counsel to the Trust, and the Fund.

Foreside Financial Services, LLC serves as the distributor of Creation Units for the Fund. Shares are continuously offered for sale by the Trust through the Distributor only in Creation Units, as described under “Organization” above. Shares in less than Creation Units are not distributed by the Distributor. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

4.	Related Parties

At June 9, 2020, certain Officers and Trustees of the Trust were also officers or employees of the Adviser.

5.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of the date of this financial statement, the sole shareholder of the Fund owned 100% of the outstanding shares.

6.	Guarantees and Indemnifications

In the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Fund organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. The Adviser is of the view that the risk of loss to the Fund in connection with the Fund indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

7.	Subsequent Events

In preparing this financial statement, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statement was available to be issued. Management has determined that there were no material events that would require disclosure in the Fund’s financial statement through the date this financial statement was issued.

APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s Rating Group (“S&P”), and Fitch Ratings (“Fitch”), respectively.

DESCRIPTION OF MOODY’S GLOBAL RATINGS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on a financial obligation in accordance with the terms of the obligation;

• The nature of and provisions of the financial obligation; and the promise S&P imputes; and

• The protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its webpage. Such issues are denoted ‘NR.’

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

SRN ADVISORS, LLC

Proxy Voting Policies and Procedures

Background

An investment adviser has a duty of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients. The Company will adhere to Rule 206(4)-6 of the Advisers Act and all other applicable laws and regulations in regard to the voting of proxies.

Policies and Procedures

The Company has the authority to vote proxies with respect of securities in client accounts ("Client Securities") over which the Company has voting discretion. In such cases, the Company will cast proxy votes in a manner that is consistent with the best interests of the Company's clients. These policies and procedures are designed to deal with the complexities which may arise in cases where the Company’s interests conflict or appear to conflict with the interests of its clients and to communicate to clients the methods and rationale whereby the Company exercises proxy authority. This document is available to any client upon request. The Company will also make available the record of the Company’s votes promptly upon request.

Unless contractually obligated to vote in a certain manner, the Company will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision-making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Where the Company deviates from the guidelines listed below, or depends upon a third party to make the decision, the reasons shall be documented. The Company may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it deems necessary to help reach informed decisions.

The CCO is responsible for monitoring the effectiveness of this policy.

The Company generally will monitor proposed corporate actions and proxy issues regarding client securities and may take any of the following actions based on the best interests of its clients: (i) determine how to vote the proxies; (ii) abstain; or (iii) follow the recommendations of an independent proxy voting service in voting the proxies.

In general, the Company will determine how to vote proxies based on reasonable judgment of the vote most likely to produce favorable financial results for its clients. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer's board of directors and management, and maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect. The Company will always consider both sides of each proxy issue.

Non-Voting of Proxies

The Company will generally not vote proxies in the following situations:

•	Proxies are received for equity securities where, at the time of receipt, the Company’s position, across all clients that it advises, is less than, or equal to, 1% of the total outstanding voting equity (an "immaterial position"); or

B-1

•	Proxies are received for equity securities where, at the time of receipt, the Company’s clients no longer hold that position.

Management Proposals

Absent good reason to the contrary, the Company will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

The Company will generally vote for routine matters proposed by issuer management, such as setting a time or place for an annual meeting, changing the name or fiscal year of the company, or voting for directors in favor of the management proposed slate. Other routine matters in which the Company will generally vote along with company management include: appointment of auditors; fees paid to board members; and change in the board structure. The Company will generally vote along with management as long as the proposal does not: i) measurably change the structure, management, control or operations of the company; ii) measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) the proposal is consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company.

Non-Routine Matters

Non-routine matters include such things as:

•	Amendments to management incentive plans;
•	The authorization of additional common or preferred stock;
•	Initiation or termination of barriers to takeover or acquisition;
•	Mergers or acquisitions;
•	Changes in the state of incorporation;
•	Corporate reorganizations;
•	Term limits for board members; and
•	"Contested" director slates.

In non-routine matters, the Company will attempt to be generally familiar with the questions at issue. Non-routine matters will be voted on a case-by-case basis given the complexity of many of these issues.

Processing Proxy Votes

The CCO will be responsible for determining whether each proxy is for a "routine" matter, as described above, and whether the policy and procedures set forth herein actually address the specific issue. For proxies that are not clearly "routine", the Company, in conjunction with the CCO, will determine how to vote each such proxy by applying these policies and procedures.

Upon making a decision, the proxy will be executed and returned for submission to the issuer. The Company’s proxy voting record will be updated at the time the proxy is submitted.

An independent proxy voting advisory and research firm may be appointed as a "Proxy Service" for voting the Company’s proxies after approval by the CCO.

B-2

Conflicts of Interest

Conflicts of interest between the Company or a principal of the Company and the Company's clients with respect to a proxy issue conceivably may arise, for example, from personal or professional relationships with an issuer or with the directors, candidates for director, or senior executives of an issuer.

Potential conflicts of interest between the Company and its clients may arise when the Company’s relationships with an issuer or with a related third party actually conflict, or appear to conflict, with the best interests of the Company’s clients.

If the issue is specifically addressed in these policies and procedures, the Company will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these policies and procedures and an apparent or actual conflict exists, the Company shall either: i) delegate the voting decision to an independent third party; ii) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or iii) obtain approval of a voting decision from the Company’s CCO, who will be responsible for documenting the rationale for the decision made and voted.

In all such cases, the Company will make disclosures to clients of all material conflicts and will keep documentation supporting its voting decisions.

If the CCO determines that a material conflict of interest exists, the following procedures shall be followed:

1.	The Company may disclose the existence and nature of the conflict to the client(s) owning the securities, and seek directions on how to vote the proxies;
2.	The Company may abstain from voting, particularly if there are conflicting client interests (for example, where client accounts hold different client securities in a competitive merger situation); or
3.	The Company may follow the recommendations of an independent proxy voting service in voting the proxies.

Disclosure to Clients

A summary of the Company's proxy voting policy will be included in the Company's Disclosure Brochure. The full text of the Company's proxy voting policy will be provided to clients upon request.

Class Action Lawsuits

From time to time, securities held in the accounts of clients will be the subject of class action lawsuits. The Company has no obligation to determine if securities held by the client are subject to a pending or resolved class action lawsuit. It also has no duty to evaluate a client's eligibility or to submit a claim to participate in the proceeds of a securities class action settlement or verdict. Furthermore, the Company has no obligation or responsibility to initiate litigation to recover damages on behalf of clients who may have been injured because of actions, misconduct, or negligence by corporate management of issuers whose securities are held by clients.

Where the Company receives written or electronic notice of a class action lawsuit, settlement, or verdict directly relating to a client account, it will forward all notices, proof of claim forms, and other materials, to the client. Electronic mail is acceptable where appropriate if the client has authorized contact in this manner.

B-3